RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2024

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

On November 1, 2023, the Company completed its acquisition (the “Validus Acquisition”) of Validus Holdings, Ltd. (“Validus Holdings”), Validus Specialty, LLC (“Validus Specialty”) and the renewal rights, records and customer relationships of the assumed treaty reinsurance business of Talbot Underwriting Limited from subsidiaries of American International Group, Inc. Validus Holdings, Validus Specialty, and their respective subsidiaries collectively are referred to herein as “Validus.” The operating activities of Validus are included in the Company’s consolidated statements of operations starting from the acquisition date, November 1, 2023. As such, the results of operations and comparisons to prior periods should be viewed in that context.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 38 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, competition in the industry, and estimates of net negative impact and insured losses from loss events, and government initiatives and regulatory matters affecting the (re)insurance industries, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the Company’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage and new retrocessional reinsurance being available; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and in the Middle East; other political, regulatory or industry initiatives adversely impacting the Company; the impact of cybersecurity risks, including technology breaches or failure; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(198,503)	$1,576,682	$1,834,985	$2,525,757
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$406,877	$623,110	$2,234,426	$1,824,910

Underwriting income
Gross premiums written	$1,916,751	$1,802,041	$11,733,066	$8,862,366
Net premiums written	1,751,628	1,587,047	9,952,216	7,467,813
Net premiums earned	2,527,566	2,249,445	10,095,760	7,471,133
Underwriting income (loss)	208,550	540,970	1,622,324	1,647,408

Net claims and claim expense ratio:
Current accident year	72.7%	50.5%	61.3%	53.9%
Prior accident years	(14.0)%	(7.0)%	(8.5)%	(6.1)%
Calendar year	58.7%	43.5%	52.8%	47.8%

Acquisition expense ratio	26.8%	26.5%	26.2%	25.1%
Operating expense ratio	6.2%	6.0%	4.9%	5.0%
Combined ratio	91.7%	76.0%	83.9%	77.9%
Adjusted combined ratio (1)	89.4%	73.6%	81.5%	77.1%

Fee income
Management fee income	$53,536	$47,769	$219,860	$176,599
Performance fee income	23,568	23,014	106,936	60,195
Total fee income	$77,104	$70,783	$326,796	$236,794

Investment results - managed
Net investment income	$428,810	$376,962	$1,654,289	$1,253,110
Net realized and unrealized gains (losses) on investments	(630,347)	585,939	(27,840)	414,522
Total investment result	$(201,537)	$962,901	$1,626,449	$1,667,632
Total investment return - annualized	(2.4)%	15.2%	5.4%	6.9%

Investment results - retained (1)
Net investment income	$295,237	$256,445	$1,138,028	$830,533
Net realized and unrealized gains (losses) on investments	(552,332)	490,387	(41,863)	285,765
Total investment result	$(257,095)	$746,832	$1,096,165	$1,116,298
Total investment return - annualized	(4.3)%	16.5%	4.9%	6.5%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(3.95)	$30.51	$35.31	$52.40
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(3.95)	$30.43	$35.21	$52.27
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$8.06	$11.77	$42.99	$37.54

Average shares outstanding - basic	50,429	50,937	51,186	47,493
Average shares outstanding - diluted	50,429	51,072	51,339	47,607

Return on average common equity - annualized	(7.8)%	83.5%	19.3%	40.5%
Operating return on average common equity - annualized (1)	16.0%	33.0%	23.5%	29.3%

	December 31, 2024	December 31, 2023
Book value per common share	$195.77	$165.20
Tangible book value per common share (1)	$177.18	$141.87
Tangible book value per common share plus accumulated dividends (1)	$205.26	$168.39
Year to date change in book value per common share plus change in accumulated dividends	19.4%	59.3%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	26.0%	47.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenues
Gross premiums written	$1,916,751	$1,802,041	$11,733,066	$8,862,366
Net premiums written	$1,751,628	$1,587,047	$9,952,216	$7,467,813
Decrease (increase) in unearned premiums	775,938	662,398	143,544	3,320
Net premiums earned	2,527,566	2,249,445	10,095,760	7,471,133
Net investment income	428,810	376,962	1,654,289	1,253,110
Net foreign exchange gains (losses)	(48,382)	12,398	(76,076)	(41,479)
Equity in earnings (losses) of other ventures	14,652	15,402	47,087	43,474
Other income (loss)	1,129	144	1,928	(6,152)
Net realized and unrealized gains (losses) on investments	(630,347)	585,939	(27,840)	414,522
Total revenues	2,293,428	3,240,290	11,695,148	9,134,608
Expenses
Net claims and claim expenses incurred	1,483,742	979,522	5,332,981	3,573,509
Acquisition expenses	678,170	594,487	2,643,867	1,875,034
Operational expenses	157,104	134,466	496,588	375,182
Corporate expenses	34,295	74,285	134,784	127,642
Interest expense	23,246	23,201	93,768	73,181
Total expenses	2,376,557	1,805,961	8,701,988	6,024,548
Income (loss) before taxes	(83,129)	1,434,329	2,993,160	3,110,060
Income tax benefit (expense)	63,908	554,206	(32,628)	510,067
Net income (loss)	(19,221)	1,988,535	2,960,532	3,620,127
Net (income) loss attributable to redeemable noncontrolling interests	(170,438)	(403,009)	(1,090,172)	(1,058,995)
Net income (loss) attributable to RenaissanceRe	(189,659)	1,585,526	1,870,360	2,561,132
Dividends on preference shares	(8,844)	(8,844)	(35,375)	(35,375)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(198,503)	$1,576,682	$1,834,985	$2,525,757

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	December 31, 2024	December 31, 2023
Assets
Fixed maturity investments trading, at fair value – amortized cost $23,750,540 at December 31, 2024 (December 31, 2023 – $20,872,450)	$23,562,514	$20,877,108
Short term investments, at fair value – amortized cost $4,532,166 at December 31, 2024 (December 31, 2023 – $4,603,340)	4,531,655	4,604,079
Equity investments, at fair value	117,756	106,766
Other investments, at fair value	4,324,761	3,515,566
Investments in other ventures, under equity method	102,770	112,624
Total investments	32,639,456	29,216,143
Cash and cash equivalents	1,676,604	1,877,518
Premiums receivable	7,290,228	7,280,682
Prepaid reinsurance premiums	888,332	924,777
Reinsurance recoverable	4,481,390	5,344,286
Accrued investment income	238,290	205,713
Deferred acquisition costs and value of business acquired	1,552,359	1,751,437
Deferred tax asset	701,053	685,040
Receivable for investments sold	91,669	622,197
Other assets	444,037	323,960
Goodwill and other intangibles	704,132	775,352
Total assets	$50,707,550	$49,007,105
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$21,303,491	$20,486,869
Unearned premiums	5,950,415	6,136,135
Debt	1,886,689	1,958,655
Reinsurance balances payable	2,804,344	3,186,174
Payable for investments purchased	150,721	661,611
Other liabilities	1,060,129	1,021,872
Total liabilities	33,155,789	33,451,316
Redeemable noncontrolling interests	6,977,749	6,100,831
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at December 31, 2024 (December 31, 2023 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 50,180,987 shares issued and outstanding at December 31, 2024 (December 31, 2023 – 52,693,887)	50,181	52,694
Additional paid-in capital	1,512,435	2,144,459
Accumulated other comprehensive loss	(14,756)	(14,211)
Retained earnings	8,276,152	6,522,016
Total shareholders’ equity attributable to RenaissanceRe	10,574,012	9,454,958
Total liabilities, noncontrolling interests and shareholders’ equity	$50,707,550	$49,007,105

Book value per common share	$195.77	$165.20

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended December 31, 2024			Three months ended December 31, 2023
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$390,043	$1,526,708	$1,916,751	$344,597	$1,457,444	$1,802,041
Net premiums written	$376,136	$1,375,492	$1,751,628	$357,953	$1,229,094	$1,587,047
Net premiums earned	$938,658	$1,588,908	$2,527,566	$884,321	$1,365,124	$2,249,445
Net claims and claim expenses incurred	384,156	1,099,586	1,483,742	123,942	855,580	979,522
Acquisition expenses	191,988	486,182	678,170	170,854	423,633	594,487
Operational expenses	95,623	61,481	157,104	85,919	48,547	134,466
Underwriting income (loss)	$266,891	$(58,341)	$208,550	$503,606	$37,364	$540,970

Net claims and claim expenses incurred:
Current accident year	$732,207	$1,105,011	$1,837,218	$275,638	$859,694	$1,135,332
Prior accident years	(348,051)	(5,425)	(353,476)	(151,696)	(4,114)	(155,810)
Total	$384,156	$1,099,586	$1,483,742	$123,942	$855,580	$979,522

Net claims and claim expense ratio:
Current accident year	78.0%	69.5%	72.7%	31.2%	63.0%	50.5%
Prior accident years	(37.1)%	(0.3)%	(14.0)%	(17.2)%	(0.3)%	(7.0)%
Calendar year	40.9%	69.2%	58.7%	14.0%	62.7%	43.5%
Acquisition expense ratio	20.5%	30.6%	26.8%	19.4%	31.0%	26.5%
Operating expense ratio	10.2%	3.9%	6.2%	9.7%	3.6%	6.0%
Combined ratio	71.6%	103.7%	91.7%	43.1%	97.3%	76.0%
Adjusted combined ratio (1)	69.2%	101.3%	89.4%	41.7%	94.3%	73.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Year ended December 31, 2024			Year ended December 31, 2023
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$4,823,731	$6,909,335	$11,733,066	$3,562,414	$5,299,952	$8,862,366
Net premiums written	$3,833,636	$6,118,580	$9,952,216	$2,967,309	$4,500,504	$7,467,813
Net premiums earned	$3,850,352	$6,245,408	$10,095,760	$3,090,792	$4,380,341	$7,471,133
Net claims and claim expenses incurred	1,141,726	4,191,255	5,332,981	799,905	2,773,604	3,573,509
Acquisition expenses	758,554	1,885,313	2,643,867	600,127	1,274,907	1,875,034
Operational expenses	302,360	194,228	496,588	251,433	123,749	375,182
Underwriting income (loss)	$1,647,712	$(25,388)	$1,622,324	$1,439,327	$208,081	$1,647,408

Net claims and claim expenses incurred:
Current accident year	$1,960,578	$4,223,737	$6,184,315	$1,208,810	$2,815,306	$4,024,116
Prior accident years	(818,852)	(32,482)	(851,334)	(408,905)	(41,702)	(450,607)
Total	$1,141,726	$4,191,255	$5,332,981	$799,905	$2,773,604	$3,573,509

Net claims and claim expense ratio:
Current accident year	50.9%	67.6%	61.3%	39.1%	64.3%	53.9%
Prior accident years	(21.2)%	(0.5)%	(8.5)%	(13.2)%	(1.0)%	(6.1)%
Calendar year	29.7%	67.1%	52.8%	25.9%	63.3%	47.8%
Acquisition expense ratio	19.6%	30.2%	26.2%	19.4%	29.1%	25.1%
Operating expense ratio	7.9%	3.1%	4.9%	8.1%	2.8%	5.0%
Combined ratio	57.2%	100.4%	83.9%	53.4%	95.2%	77.9%
Adjusted combined ratio (1)	54.9%	98.0%	81.5%	52.9%	94.2%	77.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend

	Total
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Gross premiums written	$1,916,751	$2,400,136	$3,425,495	$3,990,684	$1,802,041
Net premiums written	$1,751,628	$2,162,504	$2,838,511	$3,199,573	$1,587,047
Net premiums earned	$2,527,566	$2,582,969	$2,541,315	$2,443,910	$2,249,445
Net claims and claim expenses incurred	1,483,742	1,373,614	1,309,502	1,166,123	979,522
Acquisition expenses	678,170	690,338	644,438	630,921	594,487
Operational expenses	157,104	125,261	108,039	106,184	134,466
Underwriting income (loss)	$208,550	$393,756	$479,336	$540,682	$540,970

Net claims and claim expenses incurred:
Current accident year	$1,837,218	$1,666,120	$1,417,773	$1,263,204	$1,135,332
Prior accident years	(353,476)	(292,506)	(108,271)	(97,081)	(155,810)
Total	$1,483,742	$1,373,614	$1,309,502	$1,166,123	$979,522

Net claims and claim expense ratio:
Current accident year	72.7%	64.5%	55.8%	51.7%	50.5%
Prior accident years	(14.0)%	(11.3)%	(4.3)%	(4.0)%	(7.0)%
Calendar year	58.7%	53.2%	51.5%	47.7%	43.5%
Acquisition expense ratio	26.8%	26.8%	25.3%	25.9%	26.5%
Operating expense ratio	6.2%	4.8%	4.3%	4.3%	6.0%
Combined ratio	91.7%	84.8%	81.1%	77.9%	76.0%
Adjusted combined ratio (1)	89.4%	82.4%	78.6%	75.4%	73.6%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend

	Property
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Gross premiums written	$390,043	$790,709	$1,753,098	$1,889,881	$344,597
Net premiums written	$376,136	$701,222	$1,358,660	$1,397,618	$357,953
Net premiums earned	$938,658	$994,777	$980,834	$936,083	$884,321
Net claims and claim expenses incurred	384,156	329,967	273,354	154,249	123,942
Acquisition expenses	191,988	192,439	188,345	185,782	170,854
Operational expenses	95,623	77,688	67,425	61,624	85,919
Underwriting income (loss)	$266,891	$394,683	$451,710	$534,428	$503,606

Net claims and claim expenses incurred:
Current accident year	$732,207	$621,710	$357,745	$248,916	$275,638
Prior accident years	(348,051)	(291,743)	(84,391)	(94,667)	(151,696)
Total	$384,156	$329,967	$273,354	$154,249	$123,942

Net claims and claim expense ratio:
Current accident year	78.0%	62.5%	36.5%	26.6%	31.2%
Prior accident years	(37.1)%	(29.3)%	(8.6)%	(10.1)%	(17.2)%
Calendar year	40.9%	33.2%	27.9%	16.5%	14.0%
Acquisition expense ratio	20.5%	19.3%	19.1%	19.9%	19.4%
Operating expense ratio	10.2%	7.8%	6.9%	6.5%	9.7%
Combined ratio	71.6%	60.3%	53.9%	42.9%	43.1%
Adjusted combined ratio (1)	69.2%	58.1%	51.7%	40.5%	41.7%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Gross premiums written	$1,526,708	$1,609,427	$1,672,397	$2,100,803	$1,457,444
Net premiums written	$1,375,492	$1,461,282	$1,479,851	$1,801,955	$1,229,094
Net premiums earned	$1,588,908	$1,588,192	$1,560,481	$1,507,827	$1,365,124
Net claims and claim expenses incurred	1,099,586	1,043,647	1,036,148	1,011,874	855,580
Acquisition expenses	486,182	497,899	456,093	445,139	423,633
Operational expenses	61,481	47,573	40,614	44,560	48,547
Underwriting income (loss)	$(58,341)	$(927)	$27,626	$6,254	$37,364

Net claims and claim expenses incurred:
Current accident year	$1,105,011	$1,044,410	$1,060,028	$1,014,288	$859,694
Prior accident years	(5,425)	(763)	(23,880)	(2,414)	(4,114)
Total	$1,099,586	$1,043,647	$1,036,148	$1,011,874	$855,580

Net claims and claim expense ratio:
Current accident year	69.5%	65.8%	67.9%	67.3%	63.0%
Prior accident years	(0.3)%	(0.1)%	(1.5)%	(0.2)%	(0.3)%
Calendar year	69.2%	65.7%	66.4%	67.1%	62.7%
Acquisition expense ratio	30.6%	31.4%	29.2%	29.5%	31.0%
Operating expense ratio	3.9%	3.0%	2.6%	3.0%	3.6%
Combined ratio	103.7%	100.1%	98.2%	99.6%	97.3%
Adjusted combined ratio (1)	101.3%	97.7%	95.6%	97.1%	94.3%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended December 31, 2024			Three months ended December 31, 2023
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$47,159	$342,884	$390,043	$55,068	$289,529	$344,597
Net premiums written	$43,422	$332,714	$376,136	$58,451	$299,502	$357,953
Net premiums earned	$581,113	$357,545	$938,658	$525,028	$359,293	$884,321
Net claims and claim expenses incurred	125,669	258,487	384,156	(49,500)	173,442	123,942
Acquisition expenses	86,832	105,156	191,988	72,605	98,249	170,854
Operational expenses	79,035	16,588	95,623	70,463	15,456	85,919
Underwriting income (loss)	$289,577	$(22,686)	$266,891	$431,460	$72,146	$503,606

Net claims and claim expenses incurred:
Current accident year	$425,545	$306,662	$732,207	$87,008	$188,630	$275,638
Prior accident years	(299,876)	(48,175)	(348,051)	(136,508)	(15,188)	(151,696)
Total	$125,669	$258,487	$384,156	$(49,500)	$173,442	$123,942

Net claims and claim expense ratio:
Current accident year	73.2%	85.8%	78.0%	16.6%	52.5%	31.2%
Prior accident years	(51.6)%	(13.5)%	(37.1)%	(26.0)%	(4.2)%	(17.2)%
Calendar year	21.6%	72.3%	40.9%	(9.4)%	48.3%	14.0%
Acquisition expense ratio	15.0%	29.4%	20.5%	13.8%	27.3%	19.4%
Operating expense ratio	13.6%	4.6%	10.2%	13.4%	4.3%	9.7%
Combined ratio	50.2%	106.3%	71.6%	17.8%	79.9%	43.1%
Adjusted combined ratio (1)	47.4%	104.5%	69.2%	15.8%	79.4%	41.7%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Year ended December 31, 2024			Year ended December 31, 2023
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,996,890	$1,826,841	$4,823,731	$2,146,323	$1,416,091	$3,562,414
Net premiums written	$2,267,426	$1,566,210	$3,833,636	$1,742,357	$1,224,952	$2,967,309
Net premiums earned	$2,298,252	$1,552,100	$3,850,352	$1,709,252	$1,381,540	$3,090,792
Net claims and claim expenses incurred	245,085	896,641	1,141,726	89,257	710,648	799,905
Acquisition expenses	324,745	433,809	758,554	216,071	384,056	600,127
Operational expenses	247,960	54,400	302,360	204,767	46,666	251,433
Underwriting income (loss)	$1,480,462	$167,250	$1,647,712	$1,199,157	$240,170	$1,439,327

Net claims and claim expenses incurred:
Current accident year	$890,403	$1,070,175	$1,960,578	$410,180	$798,630	$1,208,810
Prior accident years	(645,318)	(173,534)	(818,852)	(320,923)	(87,982)	(408,905)
Total	$245,085	$896,641	$1,141,726	$89,257	$710,648	$799,905

Net claims and claim expense ratio:
Current accident year	38.7%	69.0%	50.9%	24.0%	57.8%	39.1%
Prior accident years	(28.0)%	(11.2)%	(21.2)%	(18.8)%	(6.4)%	(13.2)%
Calendar year	10.7%	57.8%	29.7%	5.2%	51.4%	25.9%
Acquisition expense ratio	14.1%	27.9%	19.6%	12.6%	27.8%	19.4%
Operating expense ratio	10.8%	3.5%	7.9%	12.0%	3.4%	8.1%
Combined ratio	35.6%	89.2%	57.2%	29.8%	82.6%	53.4%
Adjusted combined ratio (1)	32.5%	88.1%	54.9%	29.1%	82.4%	52.9%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2024	December 31, 2023			December 31, 2024	December 31, 2023
Property Segment
Catastrophe	$14,737	$28,322	$(13,585)	(48.0)%	$2,905,086	$2,124,852	$780,234	36.7%
Catastrophe - gross reinstatement premiums	32,422	26,746	5,676	21.2%	91,804	21,471	70,333	327.6%
Total catastrophe gross premiums written	47,159	55,068	(7,909)	(14.4)%	2,996,890	2,146,323	850,567	39.6%
Other property	339,711	295,344	44,367	15.0%	1,803,874	1,420,842	383,032	27.0%
Other property - gross reinstatement premiums	3,173	(5,815)	8,988	(154.6)%	22,967	(4,751)	27,718	(583.4)%
Total other property gross premiums written	342,884	289,529	53,355	18.4%	1,826,841	1,416,091	410,750	29.0%
Property segment gross premiums written	$390,043	$344,597	$45,446	13.2%	$4,823,731	$3,562,414	$1,261,317	35.4%

Casualty and Specialty Segment
General casualty (1)	$541,354	$535,311	$6,043	1.1%	$2,280,818	$1,730,102	$550,716	31.8%
Professional liability (2)	295,938	240,597	55,341	23.0%	1,212,134	1,212,393	(259)	—%
Credit (3)	136,412	206,476	(70,064)	(33.9)%	901,716	769,321	132,395	17.2%
Other specialty (4)	553,004	475,060	77,944	16.4%	2,514,667	1,588,136	926,531	58.3%
Casualty and Specialty segment gross premiums written	$1,526,708	$1,457,444	$69,264	4.8%	$6,909,335	$5,299,952	$1,609,383	30.4%

(1)	Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2024	December 31, 2023			December 31, 2024	December 31, 2023
Property Segment
Catastrophe	$5,302	$27,990	$(22,688)	(81.1)%	$2,193,103	$1,710,326	$482,777	28.2%
Catastrophe - net reinstatement premiums	38,120	30,461	7,659	25.1%	74,323	32,031	42,292	132.0%
Total catastrophe net premiums written	43,422	58,451	(15,029)	(25.7)%	2,267,426	1,742,357	525,069	30.1%
Other property	329,495	303,037	26,458	8.7%	1,549,838	1,220,807	329,031	27.0%
Other property - net reinstatement premiums	3,219	(3,535)	6,754	(191.1)%	16,372	4,145	12,227	295.0%
Total other property net premiums written	332,714	299,502	33,212	11.1%	1,566,210	1,224,952	341,258	27.9%
Property segment net premiums written	$376,136	$357,953	$18,183	5.1%	$3,833,636	$2,967,309	$866,327	29.2%

Casualty and Specialty Segment
General casualty (1)	$524,530	$505,411	$19,119	3.8%	$2,196,827	$1,588,596	$608,231	38.3%
Professional liability (2)	283,191	215,486	67,705	31.4%	1,157,692	1,045,262	112,430	10.8%
Credit (3)	105,126	80,817	24,309	30.1%	661,430	484,782	176,648	36.4%
Other specialty (4)	462,645	427,380	35,265	8.3%	2,102,631	1,381,864	720,767	52.2%
Casualty and Specialty segment net premiums written	$1,375,492	$1,229,094	$146,398	11.9%	$6,118,580	4,500,504	$1,618,076	36.0%

(1)	Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Year ended		Y/Y $ Change	Y/Y % Change
	December 31, 2024	December 31, 2023			December 31, 2024	December 31, 2023
Property Segment
Catastrophe	$542,993	$494,567	$48,426	9.8%	$2,223,929	$1,677,221	$546,708	32.6%
Catastrophe - net reinstatement premiums	38,120	30,461	7,659	25.1%	74,323	32,031	42,292	132.0%
Total catastrophe net premiums earned	581,113	525,028	56,085	10.7%	2,298,252	1,709,252	589,000	34.5%
Other property	354,326	362,828	(8,502)	(2.3)%	1,535,728	1,377,395	158,333	11.5%
Other property - net reinstatement premiums	3,219	(3,535)	6,754	(191.1)%	16,372	4,145	12,227	295.0%
Total other property net premiums earned	357,545	359,293	(1,748)	(0.5)%	1,552,100	1,381,540	170,560	12.3%
Property segment net premiums earned	$938,658	$884,321	$54,337	6.1%	$3,850,352	$3,090,792	$759,560	24.6%

Casualty and Specialty Segment
General casualty (1)	$578,024	$496,681	$81,343	16.4%	$2,270,229	$1,510,179	$760,050	50.3%
Professional liability (2)	301,947	266,674	35,273	13.2%	1,160,995	1,107,941	53,054	4.8%
Credit (3)	179,745	168,029	11,716	7.0%	761,718	532,646	229,072	43.0%
Other specialty (4)	529,192	433,740	95,452	22.0%	2,052,466	1,229,575	822,891	66.9%
Casualty and Specialty segment net premiums earned	$1,588,908	$1,365,124	$223,784	16.4%	$6,245,408	$4,380,341	$1,865,067	42.6%

(1)	Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2024
Property	$1,845,228	$1,905,553	$2,821,958	$6,572,739
Casualty and Specialty	3,081,081	295,074	11,354,597	14,730,752
Total	$4,926,309	$2,200,627	$14,176,555	$21,303,491

December 31, 2023
Property (1)	$2,461,580	$2,401,911	$2,970,129	$7,833,620
Casualty and Specialty (1)	2,801,016	331,345	9,520,888	12,653,249
Total (1)	$5,262,596	$2,733,256	$12,491,017	$20,486,869
(1)The previously reported amount has been adjusted to reclassify certain reserves from IBNR to additional case reserves.

15

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended December 31, 2024			Three months ended December 31, 2023
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$21,221,194	$4,738,637	$16,482,557	$15,955,165	$4,253,259	$11,701,906
Incurred claims and claim expenses
Current year	2,076,717	239,499	1,837,218	1,298,905	163,573	1,135,332
Prior years	(516,213)	(162,737)	(353,476)	(191,772)	(35,962)	(155,810)
Total incurred claims and claim expenses	1,560,504	76,762	1,483,742	1,107,133	127,611	979,522
Paid claims and claim expenses
Current year	270,496	34,149	236,347	202,466	18,828	183,638
Prior years	1,016,922	243,564	773,358	961,761	211,576	750,185
Total paid claims and claim expenses	1,287,418	277,713	1,009,705	1,164,227	230,404	933,823
Foreign exchange and other (1)	(190,789)	(56,296)	(134,493)	133,578	58,802	74,776
Amounts acquired (2)	—	—	—	4,455,220	1,135,018	3,320,202
Reserve for claims and claim expenses, end of period	$21,303,491	$4,481,390	$16,822,101	$20,486,869	$5,344,286	$15,142,583

	Year ended December 31, 2024			Year ended December 31, 2023
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$20,486,869	$5,344,286	$15,142,583	$15,892,573	$4,710,925	$11,181,648
Incurred claims and claim expenses
Current year	6,944,379	760,064	6,184,315	4,633,626	609,510	4,024,116
Prior years	(1,314,623)	(463,289)	(851,334)	(683,264)	(232,657)	(450,607)
Total incurred claims and claim expenses	5,629,756	296,775	5,332,981	3,950,362	376,853	3,573,509
Paid claims and claim expenses
Current year	572,068	83,618	488,450	412,404	47,611	364,793
Prior years	4,170,400	1,061,040	3,109,360	3,532,307	901,422	2,630,885
Total paid claims and claim expenses	4,742,468	1,144,658	3,597,810	3,944,711	949,033	2,995,678
Foreign exchange and other (1)	(70,666)	(15,013)	(55,653)	133,425	70,523	62,902
Amounts acquired (2)	—	—	—	4,455,220	1,135,018	3,320,202
Reserve for claims and claim expenses, end of period	$21,303,491	$4,481,390	$16,822,101	$20,486,869	$5,344,286	$15,142,583
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as reinsurance transactions accounted for under retroactive reinsurance accounting.
(2)    Represents the fair value of Validus’ reserves for claims and claim expenses, net of reinsurance recoverables, acquired on November 1, 2023.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management activities, including various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Management fee income	$53,536	$47,769	$219,860	$176,599
Performance fee income (loss) (1)	23,568	23,014	106,936	60,195
Total fee income	$77,104	$70,783	$326,796	$236,794
(1)Performance fees are based on the performance of the individual vehicles or products, and may be zero or negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Fee income contributing to:
Underwriting income (loss) (1)	$2,893	$6,234	$42,923	$34,432
Equity in earnings (losses) of other ventures	697	(419)	—	(1,423)
Net income (loss) attributable to redeemable noncontrolling interests	73,514	64,968	283,873	203,785
Total fee income	$77,104	$70,783	$326,796	$236,794
(1)Reflects total fee income earned through third-party capital management activities recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management activities, including various joint ventures, managed funds and certain structured retrocession agreements to which the Company is a party.

	Three months ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Management fee income	$53,536	$54,945	$55,327	$56,053	$47,769
Performance fee income (loss) (1)	23,568	27,120	28,750	27,497	23,014
Total fee income	$77,104	$82,065	$84,077	$83,550	$70,783
(1)Performance fees are based on the performance of the individual vehicles or products, and may be zero or negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Fee income contributing to:
Underwriting income (loss) (1)	$2,893	$12,345	$12,992	$14,694	$6,234
Equity in earnings (losses) of other ventures	697	—	(343)	(355)	(419)
Net income (loss) attributable to redeemable noncontrolling interests	73,514	69,720	71,428	69,211	64,968
Total fee income	$77,104	$82,065	$84,077	$83,550	$70,783
(1)Reflects total fee income earned through third-party capital management activities recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Redeemable noncontrolling interests - DaVinci	$(103,243)	$(212,322)	$(627,055)	$(545,812)
Redeemable noncontrolling interests - Medici	(19,926)	(71,969)	(202,941)	(239,250)
Redeemable noncontrolling interests - Vermeer	(61,431)	(87,930)	(244,560)	(239,457)
Redeemable noncontrolling interests - Fontana	14,162	(30,788)	(15,616)	(34,476)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(170,438)	$(403,009)	$(1,090,172)	$(1,058,995)

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(297,303)	$(298,318)	$(1,175,832)	$(1,039,466)
Non-operating (income) loss attributable to redeemable noncontrolling interests	126,865	(104,691)	85,660	(19,529)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(170,438)	$(403,009)	$(1,090,172)	$(1,058,995)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	December 31, 2024	December 31, 2023
Redeemable noncontrolling interests - DaVinci	$3,061,708	$2,541,482
Redeemable noncontrolling interests - Medici	1,646,745	1,650,229
Redeemable noncontrolling interests - Vermeer	1,799,857	1,555,297
Redeemable noncontrolling interests - Fontana	469,439	353,823
Redeemable noncontrolling interests	$6,977,749	$6,100,831

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	December 31, 2024	December 31, 2023
DaVinci	74.6%	72.2%
Medici	84.2%	88.3%
Vermeer	100.0%	100.0%
Fontana	73.5%	68.4%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenues
Gross premiums written	$26,116	$35,895	$1,350,633	$1,127,745
Net premiums written	$22,457	$39,438	$1,237,358	$1,051,900
Decrease (increase) in unearned premiums	292,628	234,572	(15,352)	(64,495)
Net premiums earned	315,085	274,010	1,222,006	987,405
Net investment income	65,012	58,219	245,859	205,459
Net foreign exchange gains (losses)	(2,022)	(1,355)	(6,357)	(4,277)
Net realized and unrealized gains (losses) on investments	(87,045)	95,875	(38,897)	38,051
Total revenues	291,030	426,749	1,422,611	1,226,638
Expenses
Net claims and claim expenses incurred	38,131	29,398	149,132	147,243
Acquisition expenses	78,904	67,406	285,423	201,643
Operational and corporate expenses	33,365	31,309	141,933	117,965
Interest expense	1,859	1,859	7,435	7,434
Total expenses	152,259	129,972	583,923	474,285
Income (loss) before taxes	138,771	296,777	838,688	752,353
Income tax benefit (expense)	(505)	(3,031)	(4,519)	(6,280)
Net income (loss) available (attributable) to DaVinci common shareholders	$138,266	$293,746	$834,169	$746,073

Net claims and claim expenses incurred - current accident year	$231,169	$52,758	$528,730	$261,861
Net claims and claim expenses incurred - prior accident years	(193,038)	(23,360)	(379,598)	(114,618)
Net claims and claim expenses incurred - total	$38,131	$29,398	$149,132	$147,243

Net claims and claim expense ratio - current accident year	73.4%	19.3%	43.3%	26.5%
Net claims and claim expense ratio - prior accident years	(61.3)%	(8.6)%	(31.1)%	(11.6)%
Net claims and claim expense ratio - calendar year	12.1%	10.7%	12.2%	14.9%
Underwriting expense ratio	35.6%	36.1%	35.0%	32.4%
Combined ratio	47.7%	46.8%	47.2%	47.3%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Fixed maturity investments trading	$295,773	$230,437	$239,438	$187,760
Short term investments	41,230	63,400	14,925	35,113
Equity investments	641	586	639	586
Other investments
Catastrophe bonds	60,984	57,636	9,442	7,021
Other	22,932	21,874	22,932	21,874
Cash and cash equivalents	13,894	10,114	13,111	9,833
	435,454	384,047	300,487	262,187
Investment expenses	(6,644)	(7,085)	(5,250)	(5,742)
Net investment income	$428,810	$376,962	$295,237	$256,445

Net investment income return - annualized	5.3%	5.7%	5.3%	5.3%

Net realized gains (losses) on fixed maturity investments trading	$(29,964)	$(92,952)	$(29,416)	$(87,840)
Net unrealized gains (losses) on fixed maturity investments trading	(535,959)	671,088	(449,621)	570,440
Net realized and unrealized gains (losses) on investment-related derivatives	(107,381)	(45,977)	(106,661)	(39,745)
Net realized gains (losses) on equity investments	—	11	—	11
Net unrealized gains (losses) on equity investments	(15,747)	11,204	(15,765)	11,229
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	11,262	7,111	1,689	838
Net realized and unrealized gains (losses) on other investments - other	47,442	35,454	47,442	35,454
Net realized and unrealized gains (losses) on investments	(630,347)	585,939	(552,332)	490,387
Total investment result	$(201,537)	$962,901	$(257,095)	$746,832

Average invested assets	$32,836,567	$27,591,391	$23,593,213	$19,205,096

Total investment return - annualized	(2.4)%	15.2%	(4.3)%	16.5%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Year ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Fixed maturity investments trading	$1,116,649	$744,457	$904,895	$593,886
Short term investments	183,153	213,303	81,141	111,977
Equity investments	2,460	7,261	2,458	7,261
Other investments
Catastrophe bonds	238,844	200,572	33,493	26,202
Other	82,457	87,296	82,457	87,296
Cash and cash equivalents	54,241	23,123	51,681	22,077
	1,677,804	1,276,012	1,156,125	848,699
Investment expenses	(23,515)	(22,902)	(18,097)	(18,166)
Net investment income	$1,654,289	$1,253,110	$1,138,028	$830,533

Net investment income return - annualized	5.5%	5.3%	5.1%	4.9%

Net realized gains (losses) on fixed maturity investments trading	$(63,929)	$(393,041)	$(48,977)	$(337,981)
Net unrealized gains (losses) on fixed maturity investments trading	(182,494)	685,095	(157,348)	588,764
Net realized and unrealized gains (losses) on investment-related derivatives	(57,279)	(68,272)	(59,540)	(66,118)
Net realized gains (losses) on equity investments	355	(27,492)	213	(27,492)
Net unrealized gains (losses) on equity investments	10,621	73,243	10,644	73,271
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	62,353	101,897	10,612	12,229
Net realized and unrealized gains (losses) on other investments - other	202,533	43,092	202,533	43,092
Net realized and unrealized gains (losses) on investments	(27,840)	414,522	(41,863)	285,765
Total investment result	$1,626,449	$1,667,632	$1,096,165	$1,116,298

Average invested assets	$31,010,883	$25,229,892	$22,190,803	$17,120,684

Total investment return - annualized	5.4%	6.9%	4.9%	6.5%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	December 31, 2024				December 31, 2023
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)	Fair value	Unrealized gain (loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,001,893	$(60,748)	$8,434,097	$(65,990)	$10,060,203	$66,743	$8,013,451	$49,476
Corporate (3)	7,862,423	(57,047)	6,474,619	(57,112)	6,499,075	(41,016)	5,340,330	(54,622)
Other (4)	4,698,198	(70,231)	4,063,827	(55,176)	4,317,830	(21,069)	3,738,758	(4,321)
Total fixed maturity investments trading, at fair value	23,562,514	(188,026)	18,972,543	(178,278)	20,877,108	4,658	17,092,539	(9,467)
Short term investments, at fair value	4,531,655	(511)	1,527,469	(97)	4,604,079	739	1,624,407	718
Equity investments, at fair value	117,756	73,270	117,596	73,311	106,766	62,660	106,562	62,673
Other investments, at fair value
Catastrophe bonds	1,984,396	(16,861)	329,472	(28,524)	1,942,199	(76,684)	250,384	(36,995)
Fund investments	2,128,499	256,379	2,128,499	256,379	1,415,804	184,744	1,415,804	184,744
Term loans	—	—	—	—	97,658	—	97,658	—
Direct private equity investments	211,866	99,473	211,866	99,473	59,905	(38,359)	59,905	(38,359)
Total other investments, at fair value	4,324,761	338,991	2,669,837	327,328	3,515,566	69,701	1,823,751	109,390
Investments in other ventures, under equity method	102,770	—	102,770	—	112,624	—	112,624	—
Total investments	$32,639,456	$223,724	$23,390,215	$222,264	$29,216,143	$137,758	$20,759,883	$163,314

	December 31, 2024		December 31, 2023
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	5.4%	5.3%	5.8%	5.4%
Average duration of investments, in years (5)	2.9	3.4	2.6	3.2
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$(3.55)		$(0.18)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Excludes equity investments, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
December 31, 2024	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,001,893	$—	$11,001,893	$—	$—	$—	$—	$—
Corporate (3)	7,862,423	299,758	391,900	2,902,013	2,902,395	1,348,823	17,534	—
Residential mortgage-backed	1,707,056	136,306	1,432,615	516	7,179	73,349	57,091	—
Asset-backed	1,422,393	1,204,062	155,254	44,893	17,282	—	902	—
Agencies	623,489	—	623,489	—	—	—	—	—
Non-U.S. government	618,809	397,403	197,924	20,973	2,509	—	—	—
Commercial mortgage-backed	326,451	264,052	58,592	1,654	—	829	1,324	—
Total fixed maturity investments trading, at fair value	23,562,514	2,301,581	13,861,667	2,970,049	2,929,365	1,423,001	76,851	—

Short term investments, at fair value	4,531,655	2,661,135	1,862,362	100	3,247	4,257	554	—

Equity investments, at fair value	117,756	—	—	—	—	—	—	117,756

Other investments, at fair value
Catastrophe bonds	1,984,396	—	—	—	—	1,984,396	—	—
Fund investments:
Private credit funds	1,181,146	—	—	—	—	—	—	1,181,146
Private equity funds	609,105	—	—	—	—	—	—	609,105
Hedge funds	338,248	—	—	—	—	—	—	338,248
Direct private equity investments	211,866	—	—	—	—	—	—	211,866
Total other investments, at fair value	4,324,761	—	—	—	—	1,984,396	—	2,340,365

Investments in other ventures, under equity method	102,770	—	—	—	—	—	—	102,770

Total investments	$32,639,456	$4,962,716	$15,724,029	$2,970,149	$2,932,612	$3,411,654	$77,405	$2,560,891
	100.0%	15.2%	48.2%	9.1%	9.0%	10.5%	0.2%	7.8%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
December 31, 2024	Fair value	AAA	AA	A	BBB	Non- Investment grade	Not rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$8,434,097	$—	$8,434,097	$—	$—	$—	$—	$—
Corporate (3)	6,474,619	233,016	316,797	2,480,071	2,315,193	1,115,383	14,159	—
Residential mortgage-backed	1,450,673	111,810	1,200,728	516	7,179	73,349	57,091	—
Asset-backed	1,338,281	1,119,951	155,254	44,892	17,282	—	902	—
Agencies	491,483	—	491,483	—	—	—	—	—
Non-U.S. government	513,913	321,171	172,220	18,013	2,509	—	—	—
Commercial mortgage-backed	269,477	218,768	46,902	1,654	—	829	1,324	—
Total fixed maturity investments trading, at fair value	18,972,543	2,004,716	10,817,481	2,545,146	2,342,163	1,189,561	73,476	—

Short term investments, at fair value	1,527,469	544,932	977,136	100	1,066	3,681	554	—

Equity investments, at fair value	117,596	—	—	—	—	—	—	117,596

Other investments, at fair value
Catastrophe bonds	329,472	—	—	—	—	329,472	—	—
Fund investments:
Private credit funds	1,181,146	—	—	—	—	—	—	1,181,146
Private equity funds	609,105	—	—	—	—	—	—	609,105
Hedge funds	338,248	—	—	—	—	—	—	338,248
Direct private equity investments	211,866	—	—	—	—	—	—	211,866
Total other investments, at fair value	2,669,837	—	—	—	—	329,472	—	2,340,365

Investments in other ventures, under equity method	102,770	—	—	—	—	—	—	102,770

Total investments	$23,390,215	$2,549,648	$11,794,617	$2,545,246	$2,343,229	$1,522,714	$74,030	$2,560,731
	100.0%	11.0%	50.4%	10.9%	10.0%	6.5%	0.3%	10.9%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

26

Other Items
Earnings per Share

	Three months ended		Year ended
(common shares in thousands)	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(198,503)	$1,576,682	$1,834,985	$2,525,757
Amount allocated to participating common shareholders (1)	(512)	(22,580)	(27,472)	(37,308)
Net income (loss) allocated to RenaissanceRe common shareholders	$(199,015)	$1,554,102	$1,807,513	$2,488,449
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	50,429	50,937	51,186	47,493
Per common share equivalents of non-vested shares (2)	—	135	153	114
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	50,429	51,072	51,339	47,607
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(3.95)	$30.51	$35.31	$52.40
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(3.95)	$30.43	$35.21	$52.27
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted. For the three months ended December 31, 2024, per common share equivalents of non-vested shares of 183.0 thousand could potentially be dilutive in future periods if the Company reports net income allocated to RenaissanceRe common shareholders.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax asset, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

29

Comments on Non-GAAP Financial Measures

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(198,503)	$1,576,682	$1,834,985	$2,525,757
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	641,609	(578,828)	90,193	(312,625)
Net foreign exchange losses (gains)	48,382	(12,398)	76,076	41,479
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	15,975	61,666	70,943	76,380
Acquisition related purchase accounting adjustments (2)	59,763	52,812	242,938	64,866
Bermuda net deferred tax asset (3)	(449)	(593,765)	(8,339)	(593,765)
Income tax expense (benefit) (4)	(33,035)	12,250	13,290	3,289
Net income (loss) attributable to redeemable noncontrolling interests (5)	(126,865)	104,691	(85,660)	19,529
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$406,877	$623,110	$2,234,426	$1,824,910

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(3.95)	$30.43	$35.21	$52.27
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	12.72	(11.33)	1.76	(6.57)
Net foreign exchange losses (gains)	0.96	(0.24)	1.48	0.87
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	0.33	1.21	1.38	1.60
Acquisition related purchase accounting adjustments (2)	1.19	1.04	4.73	1.36
Bermuda net deferred tax asset (3)	(0.01)	(11.63)	(0.16)	(12.47)
Income tax expense (benefit) (4)	(0.66)	0.24	0.26	0.07
Net income (loss) attributable to redeemable noncontrolling interests (5)	(2.52)	2.05	(1.67)	0.41
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$8.06	$11.77	$42.99	$37.54

Return on average common equity - annualized	(7.8)%	83.5%	19.3%	40.5%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	25.3%	(30.6)%	0.9%	(5.0)%
Net foreign exchange losses (gains)	1.9%	(0.7)%	0.8%	0.7%
Expenses (revenues) associated with acquisitions, dispositions and impairments (1)	0.5%	3.3%	0.8%	1.2%
Acquisition related purchase accounting adjustments (2)	2.4%	2.8%	2.6%	1.0%
Bermuda net deferred tax asset (3)	—%	(31.4)%	(0.1)%	(9.5)%
Income tax expense (benefit) (4)	(1.3)%	0.6%	0.1%	0.1%
Net income (loss) attributable to redeemable noncontrolling interests (5)	(5.0)%	5.5%	(0.9)%	0.3%
Operating return on average common equity - annualized	16.0%	33.0%	23.5%	29.3%
(1)Revised from previously reported “corporate expenses associated with acquisitions and dispositions” to “expenses (revenues) associated with acquisitions, dispositions and impairments” to clarify inclusion of impairments on strategic investments related to acquisitions and dispositions.
(2)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three months and year ended December 31, 2024 for the acquisitions of Validus $56.0 million and $227.9 million, respectively (2023 - $48.8 million and $48.8 million, respectively); and TMR and Platinum $3.8 million and $15.0 million respectively (2023 - $4.0 million and $16.1 million, respectively).
(3)Represents a net deferred tax benefit recorded during the period in connection with the enactment of the 15% Bermuda corporate income tax on December 27, 2023.
(4)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(5)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) acquisition related purchase accounting adjustments, and (3) other goodwill and intangible assets, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

	December 31, 2024	December 31, 2023
Book value per common share	$195.77	$165.20
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.03)	(14.71)
Other goodwill and intangible assets (2)	(0.18)	(0.35)
Acquisition related purchase accounting adjustments (3)	(4.38)	(8.27)
Tangible book value per common share	177.18	141.87
Adjustment for accumulated dividends	28.08	26.52
Tangible book value per common share plus accumulated dividends	$205.26	$168.39

Year to date change in book value per common share	18.5%	57.9%
Year to date change in book value per common share plus change in accumulated dividends	19.4%	59.3%
Year to date change in tangible book value per common share plus change in accumulated dividends	26.0%	47.6%
(1)Represents the acquired goodwill and other intangible assets at December 31, 2024 for the acquisitions of Validus $476.3 million (2023 - $542.7 million), TMR $26.0 million (2023 - $27.2 million) and Platinum $201.8 million (2023 - $205.5 million).
(2)At December 31, 2024, the adjustment for other goodwill and intangible assets included $8.9 million (2023 - $18.1 million) of goodwill and other intangibles included in investments in other ventures, under equity method. Previously reported “adjustment for goodwill and other intangibles” has been bifurcated into “acquisition related goodwill and other intangible assets” and “other goodwill and intangible assets.”
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at December 31, 2024 for the acquisitions of Validus $168.6 million (2023 - $374.4 million), TMR $51.6 million (2023 - $62.2 million) and Platinum $(0.6) million (2023 - $(0.8) million).

31

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the company, its segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended December 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	50.2%	106.3%	71.6%	103.7%	91.7%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.8)%	(1.8)%	(2.4)%	(2.4)%	(2.3)%
Adjusted combined ratio	47.4%	104.5%	69.2%	101.3%	89.4%

	Three months ended September 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	43.2%	85.6%	60.3%	100.1%	84.8%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.9)%	(1.3)%	(2.2)%	(2.4)%	(2.4)%
Adjusted combined ratio	40.3%	84.3%	58.1%	97.7%	82.4%

	Three months ended June 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	28.1%	91.2%	53.9%	98.2%	81.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.2)%	(0.9)%	(2.2)%	(2.6)%	(2.5)%
Adjusted combined ratio	24.9%	90.3%	51.7%	95.6%	78.6%

	Three months ended March 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	19.8%	75.3%	42.9%	99.6%	77.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.6)%	(0.7)%	(2.4)%	(2.5)%	(2.5)%
Adjusted combined ratio	16.2%	74.6%	40.5%	97.1%	75.4%

	Three months ended December 31, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	17.8%	79.9%	43.1%	97.3%	76.0%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.0)%	(0.5)%	(1.4)%	(3.0)%	(2.4)%
Adjusted combined ratio	15.8%	79.4%	41.7%	94.3%	73.6%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio

	Year ended December 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	35.6%	89.2%	57.2%	100.4%	83.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.1)%	(1.1)%	(2.3)%	(2.4)%	(2.4)%
Adjusted combined ratio	32.5%	88.1%	54.9%	98.0%	81.5%

	Year ended December 31, 2023
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	29.8%	82.6%	53.4%	95.2%	77.9%
Adjustment for acquisition related purchase accounting adjustments (1)	(0.7)%	(0.2)%	(0.5)%	(1.0)%	(0.8)%
Adjusted combined ratio	29.1%	82.4%	52.9%	94.2%	77.1%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended December 31, 2024			Three months ended December 31, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$295,773	$(56,335)	$239,438	$230,437	$(42,677)	$187,760
Short term investments	41,230	(26,305)	14,925	63,400	(28,287)	35,113
Equity investments	641	(2)	639	586	—	586
Other investments
Catastrophe bonds	60,984	(51,542)	9,442	57,636	(50,615)	7,021
Other	22,932	—	22,932	21,874	—	21,874
Cash and cash equivalents	13,894	(783)	13,111	10,114	(281)	9,833
	435,454	(134,967)	300,487	384,047	(121,860)	262,187
Investment expenses	(6,644)	1,394	(5,250)	(7,085)	1,343	(5,742)
Net investment income	$428,810	$(133,573)	$295,237	$376,962	$(120,517)	$256,445

Net investment income return - annualized	5.3%	—%	5.3%	5.7%	(0.4)%	5.3%

Net realized gains (losses) on fixed maturity investments trading	$(29,964)	$548	$(29,416)	$(92,952)	$5,112	$(87,840)
Net unrealized gains (losses) on fixed maturity investments trading	(535,959)	86,338	(449,621)	671,088	(100,648)	570,440
Net realized and unrealized gains (losses) on investment-related derivatives	(107,381)	720	(106,661)	(45,977)	6,232	(39,745)
Net realized gains (losses) on equity investments	—	—	—	11	—	11
Net unrealized gains (losses) on equity investments	(15,747)	(18)	(15,765)	11,204	25	11,229
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	11,262	(9,573)	1,689	7,111	(6,273)	838
Net realized and unrealized gains (losses) on other investments - other	47,442	—	47,442	35,454	—	35,454
Net realized and unrealized gains (losses) on investments	(630,347)	78,015	(552,332)	585,939	(95,552)	490,387
Total investment result	$(201,537)	$(55,558)	$(257,095)	$962,901	$(216,069)	$746,832

Average invested assets	$32,836,567	$(9,243,354)	$23,593,213	$27,591,391	$(8,386,295)	$19,205,096

Total investment return - annualized	(2.4)%	(1.9)%	(4.3)%	15.2%	1.3%	16.5%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Year ended December 31, 2024			Year ended December 31, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$1,116,649	$(211,754)	$904,895	$744,457	$(150,571)	$593,886
Short term investments	183,153	(102,012)	81,141	213,303	(101,326)	111,977
Equity investments	2,460	(2)	2,458	7,261	—	7,261
Other investments
Catastrophe bonds	238,844	(205,351)	33,493	200,572	(174,370)	26,202
Other	82,457	—	82,457	87,296	—	87,296
Cash and cash equivalents	54,241	(2,560)	51,681	23,123	(1,046)	22,077
	1,677,804	(521,679)	1,156,125	1,276,012	(427,313)	848,699
Investment expenses	(23,515)	5,418	(18,097)	(22,902)	4,736	(18,166)
Net investment income	$1,654,289	$(516,261)	$1,138,028	$1,253,110	$(422,577)	$830,533

Net investment income return - annualized	5.5%	(0.4)%	5.1%	5.3%	(0.4)%	4.9%

Net realized gains (losses) on fixed maturity investments trading	$(63,929)	$14,952	$(48,977)	$(393,041)	$55,060	$(337,981)
Net unrealized gains (losses) on fixed maturity investments trading	(182,494)	25,146	(157,348)	685,095	(96,331)	588,764
Net realized and unrealized gains (losses) on investment-related derivatives	(57,279)	(2,261)	(59,540)	(68,272)	2,154	(66,118)
Net realized gains (losses) on equity investments	355	(142)	213	(27,492)	—	(27,492)
Net unrealized gains (losses) on equity investments	10,621	23	10,644	73,243	28	73,271
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	62,353	(51,741)	10,612	101,897	(89,668)	12,229
Net realized and unrealized gains (losses) on other investments - other	202,533	—	202,533	43,092	—	43,092
Net realized and unrealized gains (losses) on investments	(27,840)	(14,023)	(41,863)	414,522	(128,757)	285,765
Total investment result	$1,626,449	$(530,284)	$1,096,165	$1,667,632	$(551,334)	$1,116,298

Average invested assets	$31,010,883	$(8,820,080)	$22,190,803	$25,229,892	$(8,109,208)	$17,120,684

Total investment return - annualized	5.4%	(0.5)%	4.9%	6.9%	(0.4)%	6.5%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

35

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	December 31, 2024			December 31, 2023
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$11,001,893	$(2,567,796)	$8,434,097	$10,060,203	$(2,046,752)	$8,013,451
Corporate (4)	7,862,423	(1,387,804)	6,474,619	6,499,075	(1,158,745)	5,340,330
Residential mortgage-backed	1,707,056	(256,383)	1,450,673	1,420,362	(246,468)	1,173,894
Asset-backed	1,422,393	(84,112)	1,338,281	1,491,695	(86,622)	1,405,073
Agencies	623,489	(132,006)	491,483	489,117	(119,518)	369,599
Non-U.S. government	618,809	(104,896)	513,913	483,576	(54,100)	429,476
Commercial mortgage-backed	326,451	(56,974)	269,477	433,080	(72,364)	360,716
Total fixed maturity investments trading, at fair value	23,562,514	(4,589,971)	18,972,543	20,877,108	(3,784,569)	17,092,539

Short term investments, at fair value	4,531,655	(3,004,186)	1,527,469	4,604,079	(2,979,672)	1,624,407

Equity investments, at fair value	117,756	(160)	117,596	106,766	(204)	106,562

Other investments, at fair value
Catastrophe bonds	1,984,396	(1,654,924)	329,472	1,942,199	(1,691,815)	250,384
Fund investments:
Private credit funds	1,181,146	—	1,181,146	982,016	—	982,016
Private equity funds	609,105	—	609,105	433,788	—	433,788
Hedge funds	338,248	—	338,248	—	—	—
Term loans	—	—	—	97,658	—	97,658
Direct private equity investments	211,866	—	211,866	59,905	—	59,905
Total other investments, at fair value	4,324,761	(1,654,924)	2,669,837	3,515,566	(1,691,815)	1,823,751

Investments in other ventures, under equity method	102,770	—	102,770	112,624	—	112,624

Total investments	$32,639,456	$(9,249,241)	$23,390,215	$29,216,143	$(8,456,260)	$20,759,883
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

36

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	December 31, 2024			December 31, 2023
	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)	Unrealized gain (loss) - managed (1)	Adjustment (2)	Unrealized gain (loss) - retained (3)
Type of Investment
Fixed maturity investments trading, at fair value
U.S. treasuries	$(60,748)	$(5,242)	$(65,990)	$66,743	$(17,267)	$49,476
Corporate (4)	(57,047)	(65)	(57,112)	(41,016)	(13,606)	(54,622)
Other (5)	(70,231)	15,055	(55,176)	(21,069)	16,748	(4,321)
Total fixed maturity investments trading, at fair value	(188,026)	9,748	(178,278)	4,658	(14,125)	(9,467)
Short term investments, at fair value	(511)	414	(97)	739	(21)	718
Equity investments, at fair value	73,270	41	73,311	62,660	13	62,673
Other investments, at fair value
Catastrophe bonds	(16,861)	(11,663)	(28,524)	(76,684)	39,689	(36,995)
Fund investments	256,379	—	256,379	184,744	—	184,744
Direct private equity investments	99,473	—	99,473	(38,359)	—	(38,359)
Total other investments, at fair value	338,991	(11,663)	327,328	69,701	39,689	109,390
Investments in other ventures, under equity method	—	$—	—	—	$—	—
Total investments	$223,724	$(1,460)	$222,264	$137,758	$25,556	$163,314

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$(3.55)			$(0.18)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $(178.3) million and $(9.5) million at December 31, 2024 and December 31, 2023, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

37

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Year ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(170,438)	$(403,009)	$(1,090,172)	$(1,058,995)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	86,930	(87,882)	37,208	(38,476)
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	39,935	(16,809)	48,452	18,947
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	126,865	(104,691)	85,660	(19,529)
Operating (income) loss attributable to redeemable noncontrolling interests	$(297,303)	$(298,318)	$(1,175,832)	$(1,039,466)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

38